EXHIBIT 99.1
(i)


A LOS SENORES ACCIONISTAS DE:
COMERCIAL TARGA, S.A. DE C.V.


     HE EXAMINADO LOS ESTADOS DE SITUACION FINANCIERA DE COMERCIAL TARGA S.A. DE C.V., AL 31 DE DICIEMBRE DE

2006 Y 2005 Y LOS ESTADOS DE RESULTADOS, DE VARIACIONES EN EL CAPITAL CONTABLE Y DE CAMBIOS EN LA SITUACION FINANCIERA, QUE LES SON RELATIVOS , POR EL ANO QUE TERMINO EN ESA FECHA, INCLUIDOS EN LOS ANEXOS DEL 1 AL 4.1 DEL SISTEMA DE PRESENTACION DEL DICTAMEN FISCAL 2006 ("SIPRED 2006"), ENVIADOS A LA ADMINISTRACION LOCAL DE AUDITORIA FISCAL DE TIJUANA VIA INTERNET. DICHOS ESTADOS FINANCIEROS SON RESPONSABILIDAD DE LA ADMINISTRACION DE LA COMPANIA. MI RESPONSABILIDAD CONSISTE EN EXPRESAR UNA OPINION SOBRE LOS MISMOS CON BASE EN MI AUDITORIA.

     MIS EXAMENES FUERON REALIZADOS DE ACUERDO CON LAS NORMAS DE AUDITORIA GENERALMENTE ACEPTADAS EN MEXICO, LAS CUALES REQUIEREN QUE LA AUDITORIA SEA PLANEADA Y REALIZADA DE TAL MANERA QUE PERMITA OBTENER UNA SEGURIDAD RAZONABLE DE QUE LOS ESTADOS FINANCIEROS NO CONTIENEN ERRORES IMPORTANTES, Y DE QUE ESTAN PREPARADOS DE ACUERDO CON LOS PRINCIPIOS DE CONTABILIDAD GENERALMENTE ACEPTADOS EN MEXICO. LA AUDITORIA CONSISTE EN EL EXAMEN, CON BASE EN PRUEBAS SELECTIVAS, DE LA EVIDENCIA QUE SOPORTA LAS CIFRAS Y REVELACIONES DE LOS ESTADOS FINANCIEROS; ASIMISMO, INCLUYE LA EVALUACION DE LAS NORMAS DE INFORMACION FINANCIERA, DE LAS ESTIMACIONES SIGNIFICATIVAS EFECTUADAS POR LA ADMINISTRACION Y DE LA PRESENTACION DE LOS ESTADOS FINANCIEROS TOMADOS EN SU CONJUNTO. CONSIDERO QUE MIS EXAMENES PROPORCIONAN UNA BASE RAZONABLE PARA SUSTENTAR MI OPINION.

     LOS ESTADOS FINANCIEROS ANTES MENCIONADOS HAN SIDO PREPARADOS PARA SER UTILIZADOS POR LA ADMINISTRACION LOCAL DE AUDITORIA FISCAL FEDERAL DE TIJUANA ("AGAFF"), POR LO QUE SE HAN PRESENTADO, CLASIFICADO Y CAPTURADO CONFORME AL FORMATO DEL SISTEMA DE PRESENTACION DEL DICTAMEN FISCAL PARA 2006 (SIPRED 2006), PROGRAMA PROPORCIONADO POR EL SERVICIO DE ADMINISTRACION TRIBUTARIA, QUE PARA TAL EFECTO HA DISENADO ESA ADMINISTRACION Y POR LO TANTO PODRIAN NO SER UTILES PARA OTROS PROPOSITOS

COMO SE MENCIONA EN LA NOTA 1 A LOS ESTADOS FINANCIEROS AL 31 DE DICIEMBRE DE 2006, ESTOS NO RECONOCEN LOS EFECTOS DE LA INFLACION EN LA INFORMACION FINANCIERA QUE SON REQUERIDOS POR LAS NORMAS DE INFORMACION FINANCIERA, LOS CUALES SE CONSIDERAN IMPORTANTES EN ATENCION AL MONTO Y ANTIGUEDAD DE LOS ACTIVOS NO MONETARIOS, DE LA INVERSION DE LOS ACCIONISTAS Y DE LA POSICION MONETARIA PROMEDIO MANTENIDA DURANTE AMBOS EJERCICIOS.

     EN MI OPINION, EXCEPTO POR LA FALTA DE RECONOCIMIENTO DE LOS EFECTOS DE LA INFLACION EN LA INFORMACION FINANCIERA, SEGUN SE EXPLICA EN EL PARRAFO ANTERIOR, LOS ESTADOS FINANCIEROS ANTES MENCIONADOS PRESENTAN RAZONABLEMENTE, EN TODOS LOS ASPECTOS IMPORTANTES, LA SITUACION FINANCIERA DE COMERCIAL TARGA, S.A. DE C.V. AL 31 DE DICIEMBRE DE 2006 Y 2005, LOS RESULTADOS DE SUS OPERACIONES, LAS VARIACIONES EN EL CAPITAL CONTABLE Y LOS CAMBIOS EN LA SITUACION FINANCIERA POR LOS ANOS TERMINADOS EN ESAS FECHAS, DE CONFORMIDAD CON LAS NORMAS DE INFORMACION FINANCIERA.



                      C.P.C JOSE FABIAN CARRILLO VILLARREAL

               REGISTRO EN LA ADMINISTRACION GENERAL DE AUDITORIA
                             FISCAL FEDERAL NO 6386


TIJUANA, BAJA CALIFORNIA, 13 DE ABRIL DE 2007.

                          COMERCIAL TARGA S.A. DE C.V.
                          ESTADO DE POSICION FINANCIERA
                      AL 31 DE DICIEMBRE DE 2006 Y DE 2005
CONCEPTO                                                     2006        2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (CIFRAS EN PESOS)
--------------------------------------------------------------------------------
         ACTIVO
--------------------------------------------------------------------------------
         ACTIVO CIRCULANTE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EFECTIVO EN CAJA Y BANCOS                                 1,722,319   2,972,617
--------------------------------------------------------------------------------
CLIENTES                                                 11,697,191  12,104,624
--------------------------------------------------------------------------------
IMPUESTOS POR RECUPERAR                                   1,980,013   1,552,939
--------------------------------------------------------------------------------
DEUDORES DIVERSOS                                            49,351     113,246
--------------------------------------------------------------------------------
IMPAC POR RECUPERAR 2003,2004,2006                        1,075,810   1,025,644
--------------------------------------------------------------------------------
INVENTARIOS                                              10,146,169   7,452,891
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DEL ACTIVO CIRCULANTE                              26,670,853  25,221,961
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         ACTIVO FIJO
--------------------------------------------------------------------------------
TERRENOS
--------------------------------------------------------------------------------
EDIFICIOS
--------------------------------------------------------------------------------
MAQUINARIA                                                4,487,484   4,484,831
--------------------------------------------------------------------------------
EQUIPO DE TRANSPORTE                                      1,217,877   1,178,127
--------------------------------------------------------------------------------
MOBILIARIO Y EQUIPO                                          50,331      50,332
--------------------------------------------------------------------------------
EQUIPO DE COMPUTO                                            12,593      12,593
--------------------------------------------------------------------------------
EQUIPO DE PROMOCION Y VENTAS                                 42,094      42,094
--------------------------------------------------------------------------------
TOTAL DE INMUEBLES, MAQUINARIA Y EQUIPO                   5,810,379   5,767,977
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         DEPRECIACIONES
--------------------------------------------------------------------------------
DEPRECIACION ACUMULADA DE MAQUINARIA                      1,156,650     708,100
--------------------------------------------------------------------------------
DEPRECIACION ACUMULADA DE EQUIPO DE TRANSPORTE              981,883     903,293
--------------------------------------------------------------------------------
DEPRECIACION ACUMULADA DE MOBILIARIO Y EQUIPO                29,775      25,993
--------------------------------------------------------------------------------
DEPRECIACION ACUMULADA DE EQUIPO DE COMPUTO                  12,594      10,421
--------------------------------------------------------------------------------
DEPRECIACION ACUMULADA DE PROMOCION Y VENTAS                 31,571      27,362
--------------------------------------------------------------------------------
TOTAL DE DEPRECIACION ACUMULADA                           2,212,473   1,675,169
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DE INMUEBLES, MAQUINARIA Y EQUIPO NETO              3,597,906   4,092,808
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         ACTIVOS INTANGIBLES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GASTOS PREOPERATIVOS
--------------------------------------------------------------------------------
DEPOSITOS EN GARANTIA                                       179,317     179,317
--------------------------------------------------------------------------------
IVA ACREDITABLE PENDIENTE POR COBRAR                         64,693
--------------------------------------------------------------------------------
MEJORAS AL LOCAL ARRENDADO                                  323,022     323,022
--------------------------------------------------------------------------------
AMORTIZACIONES                                             (56,602)    (40,475)
--------------------------------------------------------------------------------
TOTAL DE ACTIVOS INTANGIBLES                                510,430     461,864
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DEL ACTIVO                                         30,779,189  29,776,633
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PASIVO
--------------------------------------------------------------------------------
         PASIVO A CORTO PLAZO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACREEDORES DIVERSOS                                         248,270     311,582
--------------------------------------------------------------------------------
PROVEEDORES                                              27,095,037  22,602,341
--------------------------------------------------------------------------------
IMPUESTO SOBRE LA RENTA                                     107,615     102,888
--------------------------------------------------------------------------------
OTROS IMPUESTOS Y CONTRIBUCIONES                            137,811      92,148
--------------------------------------------------------------------------------
PARTICIPACION DE UTILIDADES                                       0     366,114
--------------------------------------------------------------------------------
IVA TRASLADADO PENDIENTE POR COBRAR                         182,480     159,889
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DEL PASIVO A CORTO PLAZO                           27,771,213  23,634,962
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CAPITAL CONTABLE
--------------------------------------------------------------------------------
CAPITAL SOCIAL PROVENIENTE DE APORTACIONES                6,137,426   6,740,643
--------------------------------------------------------------------------------
RESERVA LEGAL                                               442,059     417,686
--------------------------------------------------------------------------------
UTILIDAD NETA O (PERDIDA) DEL EJERCICIO                 (2,530,478)     487,458
--------------------------------------------------------------------------------
PERDIDA RETENIDAS DE EJERCICIOS ANTERIORES              (1,041,,031)(1,504,116)
--------------------------------------------------------------------------------
PERDIDAS ACUMULADAS DE EJERCICIOS ANTERIORES            (3,571,509) (1,016,658)
--------------------------------------------------------------------------------
TOTAL DEL CAPITAL CONTABLE                                3,007,976   6,141,671
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DEL PASIVO Y DEL CAPITAL CONTABLE                  30,779,189  29,776,633
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                                       COMERCIAL TARGA S.A. DE C.V.
                                           ESTADO DE RESULTADOS
           POR LOS EJERCICIOS COMPRENDIDOS DEL 1 DE ENERO AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                            (CIFRAS EN PESOS)

                                                                            2006                2005
                                                                    -------------------------------------

VENTAS                                                                    73,962,201          67,142,185
COSTO DE VENTAS                                                           60,395,946          50,308,554
                                                                    -------------------------------------

UTILIDAD DE OPERACION                                                     13,566,255          16,833,631

GASTOS DE ADMINISTRACION                                                  11,546,381          10,405,451
                                                                    -------------------------------------


PERDIDAS  ANTES DE OTROS INGRESOS Y GASTOS:                                2,019,874           6,428,180
OTROS INGRESOS Y (GASTOS):

GASTOS DE FINANCIAMIENTO                                                 (4,550,352)         (4,394,832)
PROVISIONES PARA IMPUESTOS                                                        --         (1,545,890)
                                                                    -------------------------------------

UTILIDAD (PERDIDA) NETA                                                  (2,530,478)             487,458
                                                                    =====================================

LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                                                                               (PERDIDAS)
                                                                             ACUMULADAS DE
              CONCEPTO                   CAPITAL SOCIAL        RESERVA        EJERCICIOS
                                             NOMINAL            LEGAL         ANTERIORES           TOTAL
-----------------------------------------------------------------------------------------------------------
SALDOS AL 31 DE DICIEMBRE DE 2004            2,938,684         417,686          (2,096,630)      1,259,740
-----------------------------------------------------------------------------------------------------------
AUMENTO O DISMINUCION DEL CAPITAL
SOCIAL                                       3,801,959                                           3,801,959
-----------------------------------------------------------------------------------------------------------
ACREDITAMIENTO DE ISR PAGADO EN 2002                                                592,514        592,514
POR DIVIDENDOS DISTRIBUIDOS DE LA NO
CUFIN Y QUE DE ACUERDO CON EL ART.
11 DE LISR VIGENTE EN ESE ANO, PUEDO
UTILIZARLO CONTRA EL ISR EJERCICIO
2005.
-----------------------------------------------------------------------------------------------------------
UTILIDAD NETA  DE 2005                                                              487,458        487,458
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SALDOS AL 31 DE DICIEMBRE DE 2005            6,740,643         417,686          (1,016,658)      6,141,671
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
TRASPASO                                                        24,373             (24,373)              0
-----------------------------------------------------------------------------------------------------------
UTILIDAD NETA O PERDIDA DE 2006                                                  (2,530,478    (2,530,478)
-----------------------------------------------------------------------------------------------------------
CORRECCION AL AUMENTO DE CAPITAL             (603,217)                                           (603,217)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SALDOS AL 31 DE DICIEMBRE DE 2006            6,137,426         442,059          (3,571,509)      3,007,976
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
               LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

----------------------------------------------------------------------------------------------------------------------------------
                                                  COMERCIAL TARGA S.A. DE C.V.
                                          ESTADO DE CAMBIOS EN LA SITUACION FINANCIERA
                               POR LOS EJERCICIOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                                        (CIFRAS EN PESOS)
----------------------------------------------------------------------------------------------------------------------------------
                                          CONCEPTO                                                  2006              2005
----------------------------------------------------------------------------------------------------------------------------------
         OPERACION
----------------------------------------------------------------------------------------------------------------------------------
UTILIDAD (PERDIDA ANTES DE PARTIDAS EXTRAORDINARIAS                                                (2,530,478)            487,458
----------------------------------------------------------------------------------------------------------------------------------
         PARTIDAS APLICADAS A RESULTADOS QUE NO AFECTARON RECURSOS
----------------------------------------------------------------------------------------------------------------------------------
DEPRECIACIONES Y AMORTIZACIONES                                                                        553,431            484,251
----------------------------------------------------------------------------------------------------------------------------------
 AUMENTO O DISMINUCION EN:
----------------------------------------------------------------------------------------------------------------------------------
CUENTAS POR COBRAR                                                                                     (5,912)            363,925
----------------------------------------------------------------------------------------------------------------------------------
INVENTARIOS                                                                                        (2,693,278)          3,458,577
----------------------------------------------------------------------------------------------------------------------------------
DEPOSITOS EN GARANTIA                                                                                        0           (25,045)
----------------------------------------------------------------------------------------------------------------------------------
IVA ACREDITABLE PENDIENTE POR COBRAR                                                                  (64,693)                  0
----------------------------------------------------------------------------------------------------------------------------------
PROVEEDORES Y OTROS PASIVOS                                                                          4,136,251        (9,812,008)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RECURSOS GENERADOS POR LA OPERACION                                                                  (604,679)        (5,042,842)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         FINANCIAMIENTO
----------------------------------------------------------------------------------------------------------------------------------
AUMENTO DE CAPITAL Y CORRECTION DE CAPITAL DEL ANO ANTERIOR                                          (603,217)          3,801,959
----------------------------------------------------------------------------------------------------------------------------------
ACREDITAMIENTO DE ISR PAGADO EN 2002 POR DIVIDENDOS DISTRIBUIDOS DE LA NO CUFIN Y QUE DE                     0            592,514
ACUERDO CON EL ART 11 DE LISR VIGENTE EN ESE ANO, PUEDO UTILIZARLO CONTRA EL ISR EJERCICIO
2005.
----------------------------------------------------------------------------------------------------------------------------------
RECURSOS GENERADOS POR FINANCIAMIENTO                                                                (603,217)          4,394,473
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         INVERSION
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADQUISICION DE ACTIVO FIJO                                                                            (42,402)          (372,802)
----------------------------------------------------------------------------------------------------------------------------------
RECURSOS UTILIZADOS POR INVERSION                                                                     (42,402)          (372,803)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AUMENTO A EFECTIVO E INVERSIONES TEMPORALES                                                        (1,250,298)        (1,021,172)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AL PRINCIPIO DEL PERIODO                                                                             2,972,617          3,993,789
----------------------------------------------------------------------------------------------------------------------------------
AL FINAL DEL PERIODO                                                                                 1,722,319          2,972,617
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO
----------------------------------------------------------------------------------------------------------------------------------

                          COMERCIAL TARGA S.A. DE C.V.
                         NOTAS A LOS ESTADOS FINANCIEROS
       POR LOS EJERCICIOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                (CIFRAS EN PESOS)

1.- NUEVAS NORMAS DE INFORMACION FINANCIERA - A PARTIR DEL 1 DE JUNIO DE 2004, LA FUNCION Y RESPONSABILIDAD DE LA EMISION DE LAS NORMAS DE INFORMACION FINANCIERA ("NIF"), CORRESPONDE AL CONSEJO MEXICANO PARA LA INVESTIGACION Y DESARROLLO DE NORMAS DE INFORMACION FINANCIERA A. C. ("CINIF"). EL CINIF DECIDIO RENOMBRAR LOS PRINCIPIOS DE CONTABILIDAD GENERALMENTE ACEPTADOS QUE ANTERIORMENTE EMITIA EL INSTITUTO MEXICANO DE CONTADORES PUBLICOS, A. C. ("IMCP"), COMO NIF.

LOS ESTADOS FINANCIEROS ADJUNTOS CUMPLEN CON LAS NORMAS DE INFORMACION FINANCIERA, SU PREPARACION REQUIERE QUE LA ADMINISTRACION DE LA COMPANIA EFECTUE CIERTAS ESTIMACIONES Y UTILICE DETERMINADOS SUPUESTOS PARA VALUAR ALGUNAS DE LAS PARTIDAS DE LOS ESTADOS FINANCIEROS Y PARA EFECTUAR LAS REVELACIONES QUE SE REQUIEREN EN LOS MISMOS.

LOS ESTADOS FINANCIEROS ADJUNTOS ESTAN PREPARADOS CON BASE EN COSTOS HISTORICOS Y NO RECONOCEN LOS EFECTOS DE LA INFLACION. POR LO TANTO, NO PRETENDEN ESTAR DE ACUERDO CON LAS NIF.

EN CONSECUENCIA, LAS UTILIDADES ACUMULADAS Y LA UTILIDAD NETA DE LOS EJERCICIOS 2006 Y 2005, NO RECONOCEN EL RESULTADO POR POSICION MONETARIA Y LAS DEMAS CIFRAS DE LOS ESTADOS FINANCIEROS NO ESTAN PRESENTADAS EN PESOS DE PODER ADQUISITIVO DEL 31 DE DICIEMBRE DE 2006.

2.- OPERACIONES DE LA COMPANIA Y RESUMEN DE LAS PRINCIPALES POLITICAS CONTABLES.

     COMERCIAL TARGA, S.A. D E C.V. SE DEDICA A LA COMPRA VENTA, DISTRIBUCION, IMPORTACION DE PRODUCTOS ALIMENTICIOS Y DERIVADOS, COMERCIALIZACION DE MERCANCIAS GENERALES EN EL RAMO ALIMENTICIO.

     A CONTINUACION SE PRESENTAN LAS POLITICAS DE CONTABILIDAD QUE UTILIZA LA COMPANIA EN SUS RENGLONES MAS IMPORTANTES:

     A) TRANSACCIONES EN MONEDA EXTRANJERA

     LOS ACTIVOS Y PASIVOS EN DICHA MONEDA, SE EXPRESAN EN MONEDA NACIONAL A LOS TIPOS DE CAMBIO VIGENTES A LA FECHA DEL ESTADO DE SITUACION FINANCIERA, LAS DIFERENCIAS MOTIVADAS POR FLUCTUACIONES EN LOS TIPOS DE CAMBIO ENTRE LAS FECHAS DE CONCERTACION DE TRANSACCIONES Y SU LIQUIDACION O VALUACION AL CIERRE DEL EJERCICIO SE APLICAN A RESULTADOS.

     B) MOBILIARIO Y EQUIPO

     VALUADOS AL COSTO DE ADQUISICION.

     C) DEPRECIACION

     CALCULADA POR EL METODO DE LINEA RECTA, APLICADA SOBRE SALDOS FINALES A LAS TASAS MAXIMAS AUTORIZADAS POR LA LEY DEL IMPUESTO SOBRE LA RENTA.

     D) RESERVA PARA CUENTAS INCOBRABLES

     EL ESTADO DE SITUACION FINANCIERA NO INCLUYE UNA RESERVA PARA CUENTAS INCOBRABLES EN VISTA DE QUE LA COMPANIA TIENE ESTABLECIDA LA POLITICA DE CARGAR LAS CUENTAS QUE CANCELA A LOS RESULTADOS DEL ANO EN QUE SE EFECTUA LA CANCELACION.

     E) EFECTO INFLACIONARIO

     LAS CIFRAS QUE MUESTRAN LOS ESTADOS FINANCIEROS, ESTAN REGISTRADAS SOBRE LA BASE DE COSTO HISTORICO, Y NO REFLEJAN EL EFECTO DE LOS CAMBIOS EN EL NIVEL DE PRECIO ORIGINADO POR LA INFLACION.


     F) COSTO INTEGRAL DE FINANCIAMIENTO

     EL COSTO INTEGRAL DE FINANCIAMIENTO REPRESENTA LA SUMA ALGEBRAICA DE LOS INTERESES GANADOS Y LAS FLUCTUACIONES CAMBIARIAS GENERADAS.

3.- EFECTIVO E INVERSIONES TEMPORALES.

     AL 31 DE DICIEMBRE DE 2006 Y 2005 EL SALDO EFECTIVO SE INTEGRA COMO SIGUE:

          EFECTIVO                   2006                  2005

            CAJA                        500.00               500.00
            BANCOS M.N.             661,018.00           452,685.00
            BANCOS  DLLS          1,060,801.00         2,519,432.00

         TOTAL EFECTIVO         $ 1,722,319.00         2,972,617.00

4.- IMPUESTO POR RECUPERAR

     AL 31 DE DICIEMBRE DE 2006 Y 2005, LOS IMPUESTOS A FAVOR DE LA COMPANIA SE INTEGRAN COMO SIGUE:

     IMPUESTO                                         2006            2005

     I.V.A. ACREDITABLE A FAVOR                  $  763,230.00   $1,439,971.00
     I.V.A. PENDIENTE DE ACREDITAR                        0.00       56,622.00
     CREDITO AL SALARIO                              37,294.00       14,279.00
     IMPUESTO SOBRE LA RENTA                      1,161,341.00            0.00
     ISR A FAVOR DEL EJERCICIO 2004 Y 2005                0.00       42,067.00

     IVA PENDIENTE DE ACREDITAR                      18,148.00            0.00
     TOTAL                                       $1,980,013.00   $1,552,939.00

4 A.- IMPUESTO AL ACTIVO POR RECUPERAR

         IMPUESTO                                     2006            2005

     IMPUESTO AL ACTIVO POR RECUPERAR 2003       $  523,846.00   $  523,846.00
     IMPUESTO AL ACTIVO POR RECUPERAR 2004          501,798.00      501,798.00
     IMPUESTO AL ACTIVO POR RECUPERAR 2006           50,166.00

                                                 $1,075,810.00   $1,025,644.00

5.- INMUEBLES, MAQUINARIA Y EQUIPO

     LA DEPRECIACION ACUMULADA AL 31 DE DICIEMBRE DE 2006 Y 2005 SE ANALIZA COMO
SIGUE:

     DEPRECIACION ACUMULADA                            2006            2005
       TIJUANA
     MAQUINARIA Y EQUIPO                          1,156,650.00      708,100.00
     MOBILIARIO Y EQUIPO DE OFICINA                  29,775.00       25,993.00
     EQUIPO DE COMPUTO                                8,982.00        7,802.00
     EQUIPO DE TRANSPORTE                           977,322.00      900,556.00
     EQUIPO DE PROMOCION Y VENTAS                    31,571.00       27,362.00

      SUB-TOTAL DEPRECIACION                     $2,204,300.00   $1,669,813.00

     AMORTIZACION GASTOS DE INSTALACION          $   49,550.00   $   35,487.00

     DEPRECIACION ACUMULADA
       MEXICALI
     EQUIPO DE COMPUTO                                3,612.00        2,619.00
     EQUIPO DE TRANSPORTE                             4,561.00        2,737.00

     SUB-TOTAL DEPRECIACION                      $    8,173.00   $    5,356.00
     AMORTIZACION GASTOS DE INSTALACION          $    7,052.00   $    4,988.00

     TOTAL DEPRECIACION                          $2,212,473.00   $1,675,169.00
     TOTAL AMORTIZACION                          $   56,602.00   $   40,475.00

6- ACREEDORES DIVERSOS NACIONALES

     EL SALDO DE ACREEDORES DIVERSOS AL 31 DE DICIEMBRE DE 2006 Y 2005 SE ANALIZA COMO SIGUE:

                                                   2006           2005

     LEOPOLDO VIDAL                            $      0.00   $  1,148.00
     DANIEL IBARRA                                1,438.00      1,509.00
     COMERCIALIZADORA OCOTILLO                    4,723.00      4,723.00
     TAKE & BAKE, DE MEXICO S.A. DE C.V         185,455.00    185,455.00
     HECTOR TORRES CARRASCO                       1,352.00          0.00
     JOSE DE JESUS SANCHEZ                        5,192.00     51,355.00
     JOSE GPE. BERMEJO RODRIGUEZ                  1,152.00          0.00
     VARIOS                                      48,958.00     67,392.00

     TOTAL                                     $248,270.00   $311,582.00

7.- PROVEEDORES NACIONALES

     EL SALDO DE PROVEEDORES NACIONALES AL 31 DE DICIEMBRE DEL 2006 Y 2005 SE ANALIZA COMO SIGUE:

                                                2006            2005

     MOLE SANTAMONICA                      $        0.00   $   67,665.00
     PRODUCTOS CHATAS SA DE CV                      0.00        2,385.00
     REFUGIO MAGALLON OCHOA                    28,798.00       18,189.00
     SEALED AIR S DE RL DE CV                  58,941.00            0.00
     CELULOSA Y CORRUGADOS                     27,295.00            0.00
     A&J CHEESE  DE MEXICO                          0.00       27,175.00
     AMCOR DE MEXICO SA DE CV                       0.00       41,953.00
     CKOCKET BAJA SA DE CV                     52,012.00       63,944.00
     HOOGWEGT US INC                        1,635,218.00    1,610,469.00
     VARIOS                                    24,860.00            0.00

     TOTAL                                 $1,827,124.00   $1,831,780.00

LAS CIFRAS DEL 2005 FUERON MODIFICADAS PARA ADECUAR SU PRESENTACION AL CRITERIO UTILIZADO PARA 2006


8.- PROVEEDORES AL EXTRANJERO

     EL SALDO DE PROVEEDORES AL EXTRANJERO AL 31 DE DICIEMBRE DEL 2006 Y 2005 SE ANALIZA COMO SIGUE:

TIJUANA                                         2006              2005

     BONSUISSE                             $   777,094.00   $ 1,447,853.00
     DK INTERNATIONAL                          905,543.00       891,837.00
     LAUGURU INC                            23,445,556.00    17,017,244.00
     ULMAC Y ES COOP                           130,071.00       128,103.00
     VARIOS                                      9,649.00         9,503.00
         TOTAL                             $25,267,913.00    19,494,540.00

MEXICALI

     LAUGURU INC                                     0.00     1,276,021.00
         SUB-TOTAL                         $         0.00   $ 1,276,021.00

     TOTAL                                 $25,267,913.00   $20,770,561.00

LAS CIFRAS DEL 2005 FUERON MODIFICADAS PARA ADECUAR SU PRESENTACION AL CRITERIO UTILIZADO PARA 2006.

LA DEUDA DE LAUGURU INC DE MEXICALI SE RECLASIFICO A LAUGURU INC DE TIJUANA

9.- PASIVO CONTINGENTE.

     DE ACUERDO A LA LEY FEDERAL DEL TRABAJO, LA COMPANIA TIENE LOS SIGUIENTES
PASIVOS:

     A) POR INDEMNIZACIONES A EMPLEADOS QUE SEAN DESPEDIDOS BAJO CIERTAS CIRCUNSTANCIAS, AL 31 DE DICIEMBRE DEL 2006 NO EXISTIA RESERVA POR ESTE CONCEPTO.

     B) POR PRIMAS DE ANTIGUEDAD

     A TRABAJADORES QUE DEJEN DE PRESTAR SUS SERVICIOS, TIENEN DERECHO A COBRAR UNA PRIMA DE ANTIGUEDAD QUE SE COMPUTARA EN LOS TERMINOS FIJADOS POR LA LEY.

10.- CAPITAL SOCIAL

     AL 31 DE DICIEMBRE DEL 2006, EL CAPITAL SOCIAL ESTABA INTEGRAMENTE SUSCRITO Y PAGADO, REPRESENTADO POR 2,938,684.00 ACCIONES NOMINATIVAS CON VALOR DE $ 1.00 CADA UNA, ANALIZADAS COMO SIGUE:

            ACCIONISTAS                        ACCIONES      IMPORTE

     SERIE A

     SALVADOR ARANA AVALOS(1)                    4,740   $    4,740.00
     LUIS I. ARANA OLAVARRI                         80           80.00
     JUAN CARLOS ARANA OLAVARRI                  1,200        1,200.00
     JULIA OLAVARRI DE ARANA                     1,980        1,980.00

          SUB-TOTAL                              8,000   $     8000.00


     SERIE B

     SALVADOR  ARANA AVALOS                  2,506,944   $2,506,944.00
     LUIS I. ARANA OLAVARRI                    151,920      151,920.00
     JUAN CARLOS ARANA OLAVARRI                158,800      158,800.00
     JULIA OLAVARRI DE ARANA                   113,020      113,020.00

         SUB-TOTAL                           2,930,684   $2,930,684.00

     TOTAL                                   2,938,684   $2,938,684.00

(1)A LA MUERTE DEL SR. SALVADOR ARANA AVALOS, OCURRIDA EL DIA 8 DE ABRIL DE 1996 SE ABRE UN JUICIO SUCESIVO TESTAMENTARIO POR LOS BIENES DE SU PROPIEDAD INCLUYENDO LAS ACCIONES DE COMERCIAL TARGA, S.A. DE C.V.

CON FECHA 15 DE MAYO DE 1997, LOS SOCIOS ACORDARON EN UNA ASAMBLEA EXTRAODINARIA QUE LAS ACCIONES DEL SENOR SALVADOR ARANA AVALOS FUERAN TRASPASADAS A LA SENORA JULIA OLAVARRI DE ARANA, SE ESCRIBIO EN EL LIBRO DE ACTAS DE LA COMPANIA LO SUCEDIDO EN LA FECHA ANTES MENCIONADA.

LO ACORDADO POR LOS SOCIOS SEGUN SE MENCIONA EN EL PARRAFO ANTERIOR NO PROCEDIO, YA QUE NO HAY UN DOCUMENTO DONDE CONSTE QUE EL SENOR SALVADOR ARANA AVALOS HAYA DESIGNADO COMO BENEFICIARIA A LA SENORA JULIARA ARANA DE OLAVARRI DE SUS ACCIONES EN EL CASO DE SU FALLECIMIENTO, POR LO TANTO EL SENOR SALVADOR ARANA AVALOS SEGUIRA APARECIENDO COMO SOCIO ACCIONISTA HASTA QUE NO SE CONCLUYA EL JUICIO TESTAMENTARIO MENCIONADO EN EL PUNTO(1) DE ESTA NOTA.

EN EL MES DE DICIEMBRE DE 2005 LA SOCIA JULIA OLAVARRI DE ARANA, HIZO UNA APORTACION AL CAPITAL FIJO POR LA CANTIDAD DE $3,198,742.00 PESOS, EQUIVALENTE A 3,198,742 ACCIONES CON UN VALOR NOMINAL DE UN PESO CADA UNA. ACTA DE ASAMBLEA EXTRAORDINARIA CON FECHA DEL 07 DE JULIO DE 2006 AUN NO PROTOCOLIZADA.

ES DE SUMA IMPORTANCIA MENCIONAR QUE POR ERROR EN LOS ESTADOS FIANANCIEROS CORRESPONDIENTES AL 31 DE DICIEMBRE DE 2005, SE HABIA RECONOCIDO UN AUMENTO DE CAPITAL DE $ 3,801,959.00 PESOS EQUIVALENTE A 3,801,959 ACCIONES CON UN VALOR NOMINAL DE UN PESO CADA UNA, SEGUN ACTA DE ASAMBLEA EXTRAORDINARIA PROTOCOLIZADA EL 04 DE MAYO DE 2006 CON NUMERO 1993, CELEBRADA EN LA CIUDAD DE TIJUANA, ESTADO BAJA CALIFORNIA, POR EL CORREDOR PUBLICO NUMERO 08, LIC. JOSE GUADALUPE GUTIERREZ RAMIREZ.

EL ERROR CONSISTIO QUE EN EL MISMO PERIODO EN QUE LA SOCIA ANTES MENCONADA REALIZO LA APORTACION DE CAPITAL, LA COMPANIA RECIBIO EN SUS BANCOS UN DEPOSITO POR PARTE DEL SERVICIO DE ADMINISTRACION TRIBUTARIA A RAZON DE LA SOLICITUD DE DEVOLUCION DEL IMPUESTO AL VALOR AGREGADO DE LOS ANOS NOVIMBRE 2005 POR $59,487.00 PESOS, DICIEMBRE 2005 POR $118,504.00 PESOS, SEPTIEMBRE 2005 POR $33,339.00 PESOS, OCTUBRE 2005 POR $191,692.00 PESOS, AGOSTO 2004 POR $66,802.00
PESOS Y JULIO 2004 POR $114,118.00 PESOS MAS LA ACTUALIZACION POR 19,275.00 PESOS; A LO QUE SUMA LA CANTIDAD DE $603,217.00 PESOS, POR ERROR CONTABLE ESTE DINERO SE LE DIO INGRESO A LA CUENTA DE CAPITAL CONSIDERANDOLO COMO PARTE DE LA APORTACION DE LA SENORA JULIA OLAVARIA DE ARANA, PERO EN REALIDAD ESE DINERO CORRESPONDIA A LA SOLCITUD DE LA DEVOLUCION DEL IMPUESTO AL VALOR AGREGADO. EL ERROR SE DETECTO EL 07 DE JULIO DE 2006, MISMO DIA QUE SE PROCEDIO A LA ASAMBLEA DE ACCIONISTAS PARA HACER LA CORRECCION AL ACTA CELEBRADA EL MES DE DICIEMBRE DE 2005 DONDE POR ERROR SE RECONOCIO UN AUMENTO DE CAPITAL DE $3,801,959.00, DEBIENDO SER $3,198,742.00 PESOS

QUEDANDO EL CAPITAL COMO SIGUE:

            ACCIONISTAS                       ACCIONES       IMPORTE

     SERIE A
     SALVADOR ARANA AVALOS(1)                    4,740   $    4,740.00
     LUIS I. ARANA OLAVARRI                         80           80.00
     JUAN CARLOS ARANA OLAVARRI                  1,200        1,200.00
     JULIA OLAVARRI DE ARANA                 3,200,722    3,200,722.00

          SUB-TOTAL                          3,206,742   $3,206,742.00

     SERIE B
     SALVADOR  ARANA AVALOS                  2,506,944   $2,506,944.00
     LUIS I. ARANA OLAVARRI                    151,920      151,920.00
     JUAN CARLOS ARANA OLAVARRI                158,800      158,800.00
     JULIA OLAVARRI DE ARANA                   113,020      113,020.00

          SUB-TOTAL                          2,930,684   $2,930,684.00

     TOTAL                                   6,137,426   $6,137,426.00

LAS CIFRAS DEL 2005 FUERON MODIFICADAS PARA ADECUAR SU PRESENTACION AL CRITERIO UTILIZADO PARA 2006.


11.- COSTO INTEGRAL DE FINANCIAMIENTO.

     EN ESTE RENGLON SE INCLUYEN LOS SIGUIENTES CONCEPTOS:

     GASTOS FINANCIEROS                       2006           2005

     INTERESES BANCARIOS                        0.00           0.00
     COMISIONES BANCARIAS                  48,030.00      25,225.00
     SUB-TOTAL                             48,030.00      25,225.00

     PRODUCTO FINANCIEROS

     INTERESES SOBRE INVERSIONES            9,305.00       3,375.00

     SUB-TOTAL                            -38,725.00     -21,850.00

     RESULTADOS CAMBIARIO

     UTILIDAD CAMBIARIA                 4,159,373.00   5,011,660.00
     PERDIDA CAMBIARIA                  4,502,322.00   4,369,607.00
     SUB-TOTAL                           -342,949.00     642,053.00

     COSTO INTEGRAL DE FINANCIAMIENTO    -381,674.00     620,203.00

12.- POSICION EN MONEDA EXTRANJERA

     LA POSICION EN MONEDA EXTRANJERA AL 31 DE DICIEMBRE DEL 2006, SE INTEGRA COMO SIGUE:

      CUENTA                                  DOLARES          PESOS
                                          NORTEAMERICANOS
      ACTIVOS

      BANCOS                             $    97,540.36   $ 1,060,800.19
      CLIENTES                               779,760.37     8,480,283.90
      SUB-TOTAL                              877,300.73     9,541,084.09
      MENOS :

      PASIVOS
      PROVEEDORES                        $ 2,487,440.52   $27,052,159.38

      TOTAL EN DOLARES Y PESOS            -1,610,139.79   -17,511,075.29

     LA VALUACION DE LA MONEDA EXTRANJERA FUE AL TIPO DE CAMBIO VIGENTE DEL DOLAR LIBRE AL 31 DE DICIEMBRE DE 2006, EL CUAL FUE DE 10.8755


13.- PERDIDAS FISCALES POR AMORTIZAR

     DE ACUERDO A LA LEY DEL IMPUESTO SOBRE LA RENTA VIGENTE, LAS PERDIDAS FISCALES PODRAN SER AMORTIZADAS CONTRA LAS UTILIDADES FISCALES QUE SE OBTENGAN EN LOS 10 ANOS SIGUIENTES A AQUEL EN QUE SE APLIQUE LA PERDIDA.

     AL 31 DE DICIEMBRE 2006 NO HAY LA PERDIDA FISCAL PENDIENTE DE AMORTIZAR


14.- REGIMEN DE IMPUESTO SOBRE LA RENTA Y SOBRE ACTIVOS:

     LA COMPANIA ESTA SUJETA AL IMPUESTO SOBRE LA RENTA ( ISR ) Y AL IMPUESTO SOBRE ACTIVOS (IMPAC). EL ISR SE CALCULA CONSIDERANDO COMO GRAVABLES O DEDUCIBLES CIERTOS EFECTOS DE LA INFLACION COMO LA DEPRECIACION CALCULADA SOBRE VALORES EN PRECIOS CONSTANTES, LO QUE PERMITE DEDUCIR COSTOS ACTUALES, Y SE ACUMULA O DEDUCE EL EFECTO DE LA INFLACION SOBRE CIERTOS ACTIVOS Y PASIVOS MONETARIOS, A TRAVES DEL AJUSTE ANUAL POR NFLACION, EL CUAL ES SIMILAR AL RESULTADO POR POSICION MONETARIA.

     POR OTRA PARTE, EL IMPAC SE CAUSA A RAZON DEL 1.8% SOBRE UN PROMEDIO NETO DE LA MAYORIA DE LOS ACTIVOS ( A VALORES ACTUALIZADOS ) Y DE CIERTOS PASIVOS Y SE PAGA UNICAMENTE POR EL MONTO QUE EXCEDA AL ISR DEL ANO. CUALQUIER PAGO QUE SE EFECTUE ES RECUPERABLE CONTRA EL MONTO EN QUE EL ISR EXCEDA AL IMPUESTO AL ACTIVO EN LOS DIEZ EJERCICIOS SUBSECUENTES.

     LA COMPANIA A PAGADO IMPAC POR LOS SIGUIENTES EJERCICIOS, MISMO QUE TENDRA DERECHO A RECUPERAR DE ACUERDO AL ART. 9 DE LA LEY DEL IMPAC:

         EJERCICIO 2003            523,846.00
         EJERCICIO 2004            501,798.00

POR E EJERCICIO DE 2006 EL ISR CAUSADO ES DE $0.00 Y DEL IMPUESTO AL ACTIVO ES DE $50,166.00 PESOS.


15.- PTU

     LA PARTICIPACION DE LOS TRABAJADORES EN LAS UTILIDADES SE CALCULA SOBRE LAS DISPOSICIONES EN VIGOR DE ACUERDO AL ARTICULO 14 DE LA LEY DEL IMPUESTO SOBRE LA RENTA.

16.- CONCILIACION DEL RESULTADO CONTABLE Y FISCAL

     LAS PRINCIPALES PARTIDAS QUE AFECTARON LA DETERMINACION DEL RESULTADO FISCAL FUERON EL AJUSTE ANUAL POR INFLACION, LA DEPRECIACION FISCAL CALCULADA A PRECIOS CONSTANTES Y EL INVENTARIO ACUMULABLE EN TERMINOS DE LA FRACCION IV, DEL ARTICULO TERCERO DE LAS DISPOSICIONES TRANSITORIAS 2006 DE LA LEY DEL IMPUESTO SOBRE LA RENTA

17.- INVENTARIOS:

     LOS INVENTARIOS SE REGISTRAN AL COSTO DE ADQUISICION, BAJO EL METODO DE PRIMERAS ENTRADAS PRIMERAS SALIDAS(PEPS)


18.- COSTO DE VENTAS:

     EL COSTO DE VENTAS SE DETERMINA CONFORME AL SISTEMA DE COSTEO ABSORBENTE SOBRE LAS BASE DE COSTOS HISTORICOS. ULTIMAS ENTRADAS PRIMERAS SALIDAS (UEPS)

19.- PARTES RELACIONADAS

     LAS OPERACIONES REALIZADAS EN LOS ANOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y 2005 CON PARTES RELACIONADAS NACIONALES SON LAS SIGUIENTES:

                   CONCEPTO                             2006            2005
EGRESOS

  HONORARIOS POR SERVICIOS ADMINISTRATIVOS         $1,690,909.00   $1,690,909.00
   (INCLUIDOS EN LOS GASTOS DE ADMINISTRACION)
   PAGADOS A PARTES RELACIONADAS "ASESORIAS
   Y SERVICIOS MULTIPLES, S.C.

  HONORARIOS POR ASESORIA OPERATIVA                $  916,453.00   $  759,260.00
   (INCLUIDOS EN LOS GASTOS DE ADMINISTRACION)
   PAGADOS A PARTES RELACIONADAS " TAKE & BAKE
   DE MEXICO SA DE CV"

TOTAL EGRESOS                                      $2,607,362.00   $2,450,169.00


20.-ISR ACREDITADO CONTRA EL IMPUESTO DEL EJERCICIO 2005

LA EMPRESA REPARTIO $ 1,692,818.00 PESOS DE DIVIDENDOS DE LA NO CUFIN EN EL EJERCICIO DE 2002, POR LO QUE SE PAGO DE ISR $592,514.00 PESOS EN ESTE MISMO EJERCICIO, DEBIENDO ACREDITAR DICHO IMPUESTO EN LA DECLARACION ANUAL DEL IMPUESTO CITADO EN EL EJERCICIO DE 2002, PERO COMO RESULTO PERDIDA FISCAL, ESTE DERECHO SE TRALADA A LOS EJERCICIOS DE 2003,2004 Y 2005 DE CONFORMIDAD AL ARTICULO 11 FRACCION I DE LA LEY DE IMPUESTO SOBRE LA RENTA VIGENTE EN 2002; DEBIDO A QUE EN EL EJERICIO 2003 EL RESULTADO FISCAL FUE CERO Y EN EL EJERCICIO 2004 SE DETERMINO PERDIDA FISCAL, ESTE DERECHO SE TRASLADA AL PERIODO DEL EJERCICIO DE 2005 DE CONFORMIDAD CON EL ARTICULO ANTES CITADO. POR LO TANTO COMERCIAL TARGA SA DE CV, HACE USO DE ESTE DERECHO ACREDITANDO ASI, CONTRA EL IMPUESTO DE ISR DEL EJERCICIO 2005 LA CANTIDAD DE $592,514.00 PESOS.

     DE CONFORMIDAD CON EL ART. 11, FRACCION II DE LA LEY DEL IMPUESTO SOBRE LA RENTA ,EL IMPUESTO ACREDITADO EN TERMINOS DEL PARRAFO ANTERIOR, SE DIVIDE ENTRE EL FACTOR APLICABLE SEGUN LAS DISPOSICIONES TRANSITORIAS DE 2002, FRACCION LXXXII, 0.5385, ESTO ES PARA DETERMINAR EL MONTO QUE SE DEBE DISMINUIR DE LA UTILIDAD FISCAL NETA CALCULADA DE ACUERDO AL ART. 88 DE LA LEY DEL IMPUESTO SOBRE LA RENTA.

     LA CANTIDAD RESULTANTE DE LA OPERACION ANTES MENCIONADA ES DE $1,100,305.00, LA CUAL SERA DISMINUIDA A LA UTILIDAD FISCAL NETA DEL EJERCICIO 2005, EN TERMINOS DEL ARTICULO YA MENCIONADO.

(ii) TRANSLATION OF (i) INTO ENGLISH AND UNITED STATES DOLLARS

TO THE SHAREHOLDERS OF:
COMERCIAL TARGA S.A. DE C.V.

I HAVE EXAMINED THE BALANCE SHEET OF COMERCIAL TARGA S.A. DE C.V., AS DECEMBER 2006 AND 2005 AS WELL AS THE RESULTS OF OPERATION, THE CAPITAL VARIATIONS AND CHANGES IN THE FINANCIAL SITUATION, THAT ARE RELATIVE TO THE ENDING YEAR OF THAT DATE, INCLUDED IN POINTS 1 THROUGH 4.1 OF THE 2006 FISCAL PRESENTATION SYSTEM ("SIPRED 2006"), SENT TO THE LOCAL FEDERAL INTERNAL AUDITING ADMINISTRATION OF TIJUANA VIA INTERNET. THE FINANCIAL STATEMENTS ARE RESPONSIBILITY OF THE COMPANY'S ADMINISTRATORS. MY RESPONSIBILITY IS TO EXPRESS AN OPINION OVER THE SAME ISSUES WITH MY AUDITORIAL BACKGROUND.

MY EXAMINATION WAS MADE FOLLOWING THE PRINCIPLES OF AUDITING, GENERALLY ACCEPTED IN MEXICO, WHICH REQUIRE A PLANNED AUDIT MADE IN ACCORDANCE WITH THOSE PRINCIPLES, THAT ALLOWS A RATIONABLE ASSURITY THAT THE FINANCIAL STATEMENTS DON'T CONTAIN IMPORTANT ERRORS, AND ARE PREPARED IN ACCORDANCE WITH GENERAL ACCEPTED ACCOUNTING PRINCIPLES ACCEPTED IN MEXICO. THE AUDIT CONSISTED OF AN EXAMINATION, WITH SELECTIVE TESTING BASED ON THE EVIDENCE THAT SUPPORTS THE AMOUNTS AND DISCLOSURES INCLUED IN THE FINANCIAL STATEMENTS; INCLUDING THE EVALUATION OF THE NORMS OF THE FINANCIAL STATEMENTS, THE SIGNIFICANT EVALUATIONS EFFECTED BY THE ADMINISTRATION AND PRESENTATION OF THE FINANCIAL STATEMENTS BROUGHT TOGETHER. I CONSIDER THAT MY EXAMINATION PROVIDES REASONABLE SUPPORT FOR MY OPINION.

THE FINANCIAL STATEMENTS MENTIONED BEFORE WERE PREPARED TO BE UTILIZED BY THE LOCAL FEDERAL FISCAL AUDITING ADMINISTRATION OF TIJUANA ("AGAFF"), THEY HAVE BEEN PRESENTED, CLASSIFIED AND ISSUED IN THE REQUIREDFORM OF FISCAL DICTATION FOR 2006 (SIPRED 2006), PROPORTIONED BY THE ADMINISTRATIVE TRIBUNAL SERVICE THAT DESIGNED THE ADMINISTRATION AND CANNOT BE UTILIED FOR OTHER MATTERS.

AS MENTIONED IN NOTE 1 OF THE FINANCIAL STATEMENTS, THE DECEMBER 31, 2006, DOES NOT RECOGNIZE THE INFLATION EFFECTS STATED IN THE FINANCIAL INFORMATION REQUIRED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OF MEXICO. CONSIDERED IMPORTANT IN ATTENTION TO THE AMOUNT AND ANTIQUETY OF THE NON-MONETARY ACTIVES OF THE SHAREHOLDERS INVERSIONS AND THE MONETARY POSITION ATTAINED DURING BOTH YEARS.

IN MY OPINION, EXCEPT FOR THE NON RECOGNITION OF THE INFLATION EFFECTS IN THE FINANCIAL INFORMATION, AS EXPLAINED IN THE LAST PARAGRAPH, THE FINANCIAL STATEMENTS MENTIONED PRESENT FAIRLY THE FINANCIAL SITUATION OF COMERCIAL TARGA, S.A DE C.V. AS DECEMBER 31, 2006 AND 2005, THE RESULTS OF OPERAIONS, THE CHANGE IN CAPITAL AND THE CHANGES IN THE FINANCIAL SITUATION FOR THE YEARS ENDING ON THOSE DATES, IN CONFORMITY WITH THE GENERALLY ACCEPTED ACCOUNTING PRINCPLES OF THE FINANCIAL REPORTING.


                      C.P.C. JOSE FABIAN CARRILLO VILLAREAL

                    REGISTERED IN THE GENERAL ADMINISTRATION
                     OF THE FEDERAL FISCAL AUDITORY NO. 6386

                    TIJUANA, BAJA CALIFORNIA, APRIL 13, 2007

COMERCIAL TARGA S.A. DE C.V.
BALANCE SHEETS

                                                   December 31,   DECEMBER 31,
                                                       2006           2005
                                                   -----------    -----------

ASSETS
Current assets:
Cash and cash                                      $   158,358    $   272,795
equivalents
Accounts receivable                                  1,075,495      1,110,832
Recoverable taxes                                      182,052        142,512
Other                                                    4,538         10,392
receivables
Other prepaid                                           98,915         94,123
Inventories                                            932,887        683,946
                                                   -----------    -----------
  TOTAL CURRENT ASSETS                               2,452,244      2,314,600

Property and equipment                                 534,234        529,323
Depreciation                                          (203,425)      (153,729)
                                                   -----------    -----------
Property and equipment (net)                           330,808        375,594

Other assets
Guarantee deposits                                      16,487         16,456
Added value tax to collect                               5,948             --
Leasehold improvements                                  29,700         29,643
Amortization of leasehold improvements                  (5,204)        (3,714)
                                                   -----------    -----------
Total other assets                                      46,931         42,385
                                                   -----------    -----------
  TOTAL ASSETS                                     $ 2,829,984    $ 2,732,578
                                                   ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued                                            $    22,827    $    28,594
expenses
Accounts payable                                     2,491,246      2,074,199
Income tax payable                                       9,895          9,442

Other taxes payable                                     12,671          8,456
Deferred income                                             --         33,598
Added value tax payable                                 16,778         14,673
                                                   -----------    -----------
  TOTAL CURRENT LIABILITIES                          2,553,416      2,168,962

Stockholders' equity:

Paid-in capital                                        563,227        618,584
Legal reserve                                           40,572         38,331
Accumulated other comprehensive                            972             --
loss
Retained earnings (deficit)                           (328,203)       (93,298)
                                                   -----------    -----------
  TOTAL STOCKHOLDERS' EQUITY                           276,568        563,616
                                                   -----------    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 2,829,984    $ 2,732,578
                                                   ===========    ===========

   The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
STATEMENTS OF OPERATIONS

                                             FOR THE YEAR    FOR THE YEAR
                                            ENDED DECEMBER  ENDED DECEMBER
                                              31, 2006       31, 2005
                                             -----------     -----------
SALES                                        $ 6,800,434     $ 6,161,586
COST OF SALES                                  5,553,088       4,616,777
                                             -----------     -----------
GROSS PROFIT                                   1,247,346       1,544,809

OPERATING EXPENSES
 General and administrative expenses           1,061,629         954,900
                                             -----------     -----------
TOTAL OPERATING EXPENSES                       1,061,629         954,900

INCOME FROM OPERATIONS                           185,717         589,909

OTHER INCOME AND (EXPENSE)
 Interest income                                (418,381)       (403,310)
 Provision for income taxes                           --        (141,865)
                                             -----------     -----------
NET LOSS                                     $  (232,664)    $    44,734
                                             ===========     ===========


   The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
STATEMENTS OF STOCKHOLDERS' EQUITY

                                   PAID IN          LEGAL       COMPREHENSIVE    RETAINED         TOTAL
                                   CAPITAL         RESERVE         INCOME        (DEFICIT)     STOCKHOLDERS'
                                                                                                  EQUITY
                                 ------------    ------------   ------------   ------------    ------------
BALANCE DECEMBER 31, 2004        $    269,681    $     38,331   $         --   $   (192,406)   $    115,605
ADDITIONAL PAID IN CAPITAL            348,903              --             --             --         348,903
CREDIT FOR RETURN OF INCOME
 TAXES PAID IN PRIOR YEAR                  --              --             --         54,375          54,375
NET INCOME                                 --              --             --         44,734          44,734
                                 ------------    ------------   ------------   ------------    ------------
BALANCE DECEMBER 31, 2005             618,584          38,331             --        (93,298)        563,616
LEGAL RESERVE                              --           2,241             --         (2,241)             --
ADJUSTMENT OF CAPITAL                 (55,357)             --             --             --         (55,357)
NET LOSS                                   --              --             --       (232,664)       (232,664)
LOSS ON TRANSLATION                        --              --            972             --             972
                                                                                               ------------
COMPREHENSIVE LOSS                         --              --             --                       (231,692)
                                 ------------    ------------   ------------   ------------    ------------
BALANCE DECEMBER 31, 2006        $    563,227    $     40,572   $        972   $   (328,203)        276,568
                                 ============    ============   ============   ============    ============


The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
STATEMENTS OF CASH FLOWS

                                                           FOR THE YEAR    FOR THE YEAR
                                                          ENDED DECEMBER   ENDED DECEMBER
                                                             31, 2006        31, 2005
                                                          -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net gain (loss)                                           $    (232,664)   $      44,734
 Adjustment to reconcile net loss to net cash
  used for operating activities:
  Depreciation
Changes in operating assets and liabilities:
  (Increase) decrease in accounts receivable                       (544)          33,397
  (Increase) decrease in inventories                           (247,633)         317,391
  Decrease in guarantee deposits                                     --           (2,298)
  Increase in value added tax                                    (5,948)              --
  Increase (decrease) in accounts payable and other
   liabilities                                                  380,306         (900,440)
                                                          -------------    -------------
NET CASH USED FOR OPERATING                                     (55,597)        (462,778)
ACTIVITIES

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of fixed assets                                       (3,899)         (34,212)
                                                          -------------    -------------
NET CASH USED FOR INVESTING                                      (3,899)         (34,212)
ACTIVITIES

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase or decrease in paid in capital                       (55,597)         348,903
  Return of income taxes paid in prior year                          --           54,375
                                                          -------------    -------------
NET CASH FLOW FROM FINANCING ACTIVITIES                         (55,597)         403,277

EFFECT OF EXCHANGE RATE CHANGES ON CASH                            (521)              --
                                                          -------------    -------------
NET DECREASE IN CASH                                           (114,958)         (93,712)
Cash - Beginning                                                272,795          366,507
                                                          -------------    -------------

CASH - Ending                                             $     157,837    $     272,795
                                                          =============    =============

       The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

1. - NEW PRINCIPLES FOR FINANCIAL INFORMATION - FROM JUNE 1, 2004, THE FUNCTION AND RESPONSIBILITY FOR THE PRONOUNCEMENT OF ACCOUNTING PRINCIPLES FOR FINANCIAL INFORMATION ("NIF') IS THE RESPONCIBLITY OF THE MEXICAN BOARD OF INVESTIGATION AND DEVELOPMENT OF PRINCIPLES FOR FINANCIAL INFORMATION A.C. ("CINIF"). THE CINIF DECIDED TO RENAME THE PRINCIPLES OF ACCOUNTING GENERALLY ACCEPTED BEFORE AND EMITED BY THE MEXICAN INSTITUTE OF PUBLIC ACCOUNTANTS, A.C. ("IMCP"), TO NIF.

THE FINANCIAL STATEMENTS ATTACHED FULFILL THE ACCOUNTING PRINCIPLES OF THE FINANCIAL INFORMATION (NIF). ITS PREPARATION REQUIRES THE ADMINISTRATION OF THE COMPANY TO PERFORM CERTAIN ESTIMATIONS AND UTILIZE THEM TO EVALUATE SOME PARTS OF THE FINACIAL STATEMENTS AND MAKE DISCLOSURESS REQUIRED.

THE FINANCIAL STATEMENTS ATTACHED ARE PREPARED AT HISTORICAL COSTS AND DON'T RECOGNIZE THE INFLATION EFFECTS, THEREFORE, THEY ARE NOT IN ACCORDANCE WITH THE NIF.

IN CONSECUENCE, THE ACCUMULATED GAINS AND THE NET INCOME (LOSS) FOR YEARS 2006 AND 2005 , DON'T RECOGNIZE THE RESULT OF INFLATIONARY EFFECT ON THE FINANCIAL STATEMENTS.

2. - OPERATIONS OF THE COMPANY AND SUMMARY OF THE PRINCIPAL ACCOUNTINAG
POLICIES.

COMERCIAL TARGA S.A. DE C.V. IMPORTS AND DISTRIBUTES CHEESE PRODUCTS.

AT THIS TIME WE WILL PRESENT THE ACCOUNTING POLICIES THAT THE COMPANY USES IN ITS MORE IMPORTANT LINES.

     A) TRANSACTIONS IN FOREIGN CURRENCY ARE RECORDED AT THE RATE OF EXCHANGE ON THE DATE OF THE TRANSACTION

     B) FURNITURE AND EQUIPMENT

     ARE RECORED AT COST OF PURCHASE

     C) DEPRECIATION

     CALCULATED BY THE STRAIGHT LINE METHOD, APPLIED BY THE FINAL STATEMENTS ON THE MAXIMUM RATE AUTHORIZED BY THE TAX LAW OVER INCOME.

     D) RESERVES FOR UNCOLLECTABLE ACCOUNTS RECEIVABLE

     THE FIANANCIAL STATEMENTS DO NOT INCLUDE A RESERVE FOR UNCOLLECTABLE ACCOUNTS RECEIVABLE SINCE THE COMPANY HAS ESTABLISHED THE POLICY OF CHARGING THE ACCOUNTS OFF AS SOON AS IT IS DETERMINED THEY ARE UNCOLLECTABLE.

     E) INFLATION EFFECT

     THE AMOUNTS THAT SHOW THE FINANCIAL STATEMENTS, ARE REGISTERED OVER THE BASE HISTORICAL COST, AND DO NOT REFLECT THE CHANGE IN THE PRICE LEVEL ORIGINATED BY INFLATION.

     F) INTEREST AND FINANCIAL COST

     FINANCIAL COSTS REPRESENT THE INTEREST AND THE FLUCTUATIONS IN THE EXCHANGE RATES.

3. - EFECTIVE AND TEMPORAL INVESTMENT.

THE CASH BALANCE THROUGH DECEMBER 31ST, 2006 AND 2005 IS INTEGRATED AS FOLLOWS:

         CASH                         2006                 2005

         REGISTER                $       500.00      $       500.00
         BANKS (M.N.)            $   661,018.00      $   452,685.00
         BANKS (DLLS.)           $ 1,060,801.00      $ 2,519,432.00
         TOTAL CASH              $ 1,722,319.00      $ 2,972,617.00

4. - TAX TO RECUPERATE

     FROM DECEMBER 31ST, 2006 AND 2005, THE TAX IN FAVOR OF THE COMPANY WILL BE INTEGRATED AS FOLLOWS:

     TAX                                        2006           2005

     TAX ACREDITABLE IN FAVOR             $  763,230.00   $1,439,971.00
     TAX                                  $        0.00   $   56,622.00
     SALARY CREDIT                        $   37,294.00   $   14,279.00
     TAX OVER RENT                        $1,161,341.00   $        0.00
     ISR TO EXERCISE 2004 AND 2005        $        0.00   $   42,067.00
     TAX TO BE ACREDITED                  $   18,148.00   $        0.00
     TOTAL                                $1,980,013.00   $1,552,939.00

4 A. - ACTIVE TAX TO RECUPERATE

     TAX                                       2006            2005

     ACTIVE TAX TO RECEUPERATE 2003      $  523,846.00   $  523,846.00
     ACTIVE TAX TO RECEUPERATE 2004      $  501,798.00   $  501,798.00
     ACTIVE TAX TO RECEUPERATE 2006      $   50,166.00
     TOTAL:                              $1,075,810.00   $1,025,644.00


5. - FURNITURE, MACHINERY AND EQUIPMENT

THE ACUMULATED DEPRECIATION FROM DECEMBER 31ST, 2006 AND 2005 IS ANALIZED AS
FOLLOWS:

     ACUMULATED DEPRECIATION                   2006             2005

     TIJUANA
     MACHINERY AND EQUIPMENT              $1,156,650.00   $  708,100.00
     FURNITURE AND OFFICE EQUIPMET        $   29,775.00   $   25,993.00
     COMPUTER EQUIPMENT                   $    8,982.00   $    7,802.00
     TRANSPORTATION EQUIPMENT             $  977,322.00   $  900,556.00
     PROMOTION AND SALES EQUIPMENT        $   31,571.00   $   27,362.00

     SUB-TOTAL DEPRECIATION               $2,204,300.00   $1,669,813.00

     AMORTIZATION COSTS OF INSTALATION    $   49,550.00   $   35,487.00

     ACUMULATED DEPRECIATION

     MEXICALI
     COMPUTER EQUIPMENT                   $    3,612.00   $    2,619.00
     TRANSPORTATION EQUIPMENT             $    4,561.00   $    2,737.00

     SUB-TOTAL DEPRECIATION               $    8,173.00   $    5,356.00
     AMORTIZATION COSTS OF INSTALLATION   $    7,052.00   $    4,988.00

     TOTAL DEPRECIATION                   $2,212,473.00   $1,675,169.00
     TOTAL AMORTIZATION                   $   56,602.00   $   40,475.00

6. - NATIONAL ACREDITORS

THE ACREDITORS BALANCE OF DECEMBER 31ST, 2006 AND 2005 IS ANALYZED AS FOLLOWS:

                                               2006           2005

     LEOPOLDO VIDAL                      $        0.00   $    1,148.00
     DANIEL IBARRA                       $    1,438.00   $    1,509.00
     COMERCIALIZADORA OCOTILLO           $    4,723.00   $    4,723.00
     TAKE & BAKE MEXICO S.A.DE C.V       $  185,455.00   $  185,455.00
     HECTOR TORRES CARRASO               $    1,352.00   $        0.00
     JOSE DE JESUS SANCHEZ               $    5,192.00   $   51,355.00
     JOSE GPE. BERMEJO RODRIGUEZ         $    1,152.00   $        0.00
     SEVERAL                             $   48,958.00   $   67,392.00

     TOTAL                               $  248,270.00   $  311,582.00


7.- NATIONAL VENDORS

THE VENDOR BALANCES FROM DECEMBER 31ST, 2006 AND 2005 IS ANALYZED AS FOLLOWS:

                                              2006            2005

     MOLE SANTAMONICA                    $        0.00   $   67,665.00
     PRODUCTOS CHATAS S.A.DE C.V         $        0.00   $    2,385.00
     REFUGIO MAGALLON OCHOA              $   28,798.00   $   18,189.00
     SEALED AIR S DE RL DE CV            $   58,941.00   $        0.00
     CELULOSA Y CORRUGADOS               $   27,295.00   $        0.00
     A&J CHEESE DE MEXICO                $        0.00   $   27,175.00
     AMCOR DE MEXICO S.A. DE C.V         $        0.00   $   41,953.00
     CKOCKET BAJA S.A. DE C.V            $   52,012.00   $   63,944.00
     HOOGWEGT US INC                     $1,635,218.00   $1,610,469.00
     SEVERAL                             $   24,860.00   $        0.00

     TOTAL                               $1,827,124.00   $1,831,780.00

THE NUMBERS IN 2005 WERE MODIFIED TO ACCOMMODATE THE PRESENTATION CRITERIA USED IN 2006.

8. - FOREIGN VENDORS

THE FOREIGN VENDOR BALANCES FROM DECEMBER 31ST, 2006 AND 2005 IS ANALYZED AS
FOLLOWS:

     TIJUANA                                   2006             2005

     BONSUISSE                           $   777,094.00   $ 1,447,853.00
     DK INTERNATIONAL                    $   905,543.00   $   891,837.00
     LAUGURU INC                         $23,445,556.00   $17,017,244.00
     ULMAC Y ES COOP                     $   130,071.00   $   128,103.00
     SEVERAL                             $     9,649.00   $     9,503.00

     TOTAL                               $25,267,913.00   $19,494,540.00

     MEXICALI

     LAUGURU                             $         0.00   $ 1,276,021.00

     SUB-TOTAL                           $         0.00   $ 1,276,021.00
     TOTAL                               $25,267,913.00   $20,770,561.00

THE NUMBERS IN 2005 WERE MODIFIED TO ACCOMMODATE THE PRESENTATION CRITERIA USED IN 2006.

THE DEBT OF LAUGURU INC MEXICALI WAS RECLASIFIED TO LAGURU INC TIJUANA.

9. - PASSIVE CONTINGENT

     ACCORDING TO THE WORKING FEDERAL LAW, THE COMPANY HAS THE FOLLOWING
LIABILITIES:

A) FROM DECEMBER 31ST, 2006 THERE WON'T BE ANY RESERVES FOR INDEMNIZATIONS OF DISMISSED WORKERS UNDER CERTAIN CIRCUMSTANCES.

B)   ANTIQUETY PRIME

WORKERS THAT STOP PRESENTING THEIR SERVICES WILL HAVE THE RIGHT TO COLLECT AN ANTIQUETY PRIME THAT WILL BE COMPUTED IN FIXED TERMS DETERMINED BY THE LAW.

10. - SOCIAL CAPITAL

FROM DECEMBER 31ST, 2006, THE SOCIAL CAPITAL WAS SIGNED AND PAID COMPLETELY. IT WAS REPRESENTED FOR 2,938,684.00 SHARES, VALUED AT $1.00 EACH AND ANALYZED AS
FOLLOWS:

            SHAREHOLDERS                       SHARES      IMPORTATION

     SERIES A

     SALVADOR ARANA AVALOS(1)                    4,740   $    4,740.00
     LUIS I. ARANA OLAVARRI                         80   $       80.00
     JUAN CARLOS ARANA OLAVARRI                 11,200   $    1,200.00
     JULIA OLAVARRI DE ARANA                     1,980   $    1,980.00
     SUB-TOTAL                                   8,000   $    8,000.00

     SERIES B

     SALVADOR ARANA AVALOS                   2,506,944   $2,506,944.00
     LUIS I. ARANA OLAVARRI                    151,920   $  151,920.00
     JUAN CARLOS ARANA OLAVARRI                158,800   $  158,800.00
     JULIA OLAVARRI DE ARANA                   113,020   $  113,020.00

     SUB-TOTAL                               2,930,684   $2,930,684.00

     TOTAL                                   2,938,684   $2,938,684.00

(1) AT THE DEATH OF SALVADOR ARANA AVALOS, OCURRED APRIL 8TH, 1996, A SUCCESIVE TESTAMENT TRIAL WAS OPENED FOR PROPERTY GOODS AND SHARES FOR COMERCIAL TARGA S.A. DE C.V.

ON MAY 15, 1997 THE PARTNERS AGREED ON ARRANGING AN ASSEMBLY TO TRASSPASS THE SHARES FROM SALVADOR ARANA OVALOS TO JULIA OLAVARRI DE ARANA. IT WAS ALL RECORDED IN THE COMPANY MINUTES.

HOWEVER, THE AGREEMENT MADE BY THE PARTNERS, AS MENTIONED IN THE PARAGAPH ABOVE, DID NOT PROCEED. THERE IS NOT A DOCUMENT THAT DESIGNATES JULIA ARANA DE OLAVARRI AS A TOTAL BENIFECIARY OF THE SHARES OWNED BY SALVADOR ARANA OVALOS IN CASE OF DEATH. THEREFORE, SALVADOR ARANA OVALOS WILL APPEAR AS A SHAREHOLDER AND PARTNER UNTIL THE TRIAL IS SETTLED.

ON THE MONTH OF DECEMBER 2005 THE PARTNER JULIA OLAVARRI DE ARANA MADE A CONTRIBUTION TO THE FIXED CAPITAL OF $3,198,742.00 PESOS, EQUIVALENT TO 3,198,742 SHARES WITH A NOMINAL VALUE OF ONE PESO EACH SHARE. MINUTES DATED JULY 7TH, 2006 WITH OUT FOLLOWING STANDARD PROTOCOL.

IT IS VERY IMPORTANT TO MENTION THE BALANCE FINANCIAL ERRORS ON DECEMBER 31, 2006 AND CONSEQUENTLY THE CAPITAL AUMENTATION OF $3,801,959.00 EQUAL TO 3,801,959 SHARES AT ONE PESO EACH ONE. THIS ERR OR WAS RECORDED IN THE MINUTES BOOK ON MAY 4TH, 2007 AS NUMBER 1993; IN TIJUANA BAJA CALIFORNIA WITH THE PUBLIC ACCOUNTANT NUMBER 08 LIC. JOSE GUADALUPE GUTIERREZ RAMIREZ.

THE ERROR TOOK PLACE AT THE SAME TIME AS THE PARTNER MENTIONED ABOVE, MADE THE FIXED CAPITAL CONTRIBUTION. THE COMPANY RECEIVED IN THEIR BANK A DEPOSIT MADE BY THE ADMINISTRATIVE SERVICE FOR THE TAX REINBURSEMENT APLICATION TO THE AGREGATED VALUE OF NOVEMBER 2005 FOR $59,487.00 PESOS, DECEMBER 2005 FOR $118,504.00 PESOS, SEPTEMBER 2005 FOR $33,339.00 PESOS, OCTOBER 2005 FOR $191,692.00 PESOS, AUGUST 2004 FOR $ 66,802.00 PESOS AND JULY 2004 FOR 114,118.00 PESOS, ALSO ADDING THE UPDATE FOR $19,275.00 PESOS; ALL THIS ADDING UP TO $603,217.00 PESOS. THIS SUM WAS THEN RECORDED AS AN ERROR TO THE CONTRIBUTION MADE BY JULIA OLAVARRI DE ARANA, NOT REALIZING THAT IT CAME FROM THE TAX REINBURSEMENT TO THE AGREGATED VALUE. THIS ERROR WAS DETECTED ON JULY 7TH, 2006, LATER PROCEEDED BY AN ASEMBLY WHERE THEY CORRECTED THE MINUTES OF DECEMBER AND RECOGNIZED THE CAPITAL AUMENTATION OF $3,801,959.00, WHEN IT SHOULD HAVE BEEN OF $3,198,742.00 PESOS


THE CAPITAL WAS SETTLED AS FOLLOWS:

         SHAREHOLDERS                           SHARES      IMPORTATION

     SERIES A
     SALVADOR ARANA AVALOS (1)                    4,740   $    4,740.000
     LUIS I. ARANA OLAVARRI                          80   $        80.00
     JUAN CARLOS ARANA OLAVARRI                   1,200   $     1,200.00
     JULIAOLAVARRI DE  ARANA                  3,200,722   $ 3,200,722.00

     SUB-TOTAL                                3,206,742   $ 3,206,742.00

     SERIES B
     SALVADOR ARANA AVALOS                    2,506,944   $ 2,506,944.00
     LUIS I. ARANA OLAVARRI                     151,920   $   151,920.00
     JUAN CARLOS ARANA OLAVARRI                 158,800   $   158,800.00
     JULIA OLAVARRI DE ARANA                    113,020   $   113,020.00

     SUB-TOTAL                                2,930,684   $ 2,930,684.00

     TOTAL                                    6,137,426   $ 6,137,426.00


THE NUMBERS IN 2005 WERE MODIFIED TO ACCOMMODATE THE PRESENTATION CRITERIA USED IN 2006.

11.- INTEREST AND FINANCIAL COSTS

     IN THIS

     FINANCIAL COSTS                           2006            2005

     BANK INTERESTS                      $        0.00   $        0.00
     BANK COMISSION                      $   48,030.00   $   25,225.00

     SUB-TOTAL                           $   48,030.00   $   25,225.00

     FINANCIAL PRODUCTS

     INTERESTS OVER INVERSIONS           $    9,305.00   $    3,375.00

     SUB-TOTAL                           $  -38,725.00   $  -21,850.00

     EXCHANGING REULTS

     EXCHANGING UTILITY                  $4,159,373.00   $5,011,660.00
     EXCHANGING LOST                     $4,502,322.00   $4,369,607.00

     SUB-TOTAL                           $ -342,949.00   $  642,053.00

     FINANCIAL INTEGRAL COSTS            $ -381,674.00   $  620,203.00

12. - FOREIGN CURRENCY POSITION

THE POSITION OF THE FOGEIGN CURRENCEY OF DECEMBER 31ST, 2006 IS INTEGRATED AS
FOLLOWS:

     ACCOUNTS                           AMERICAN DOLLARS        PESOS

     ACTIVES

     BANKS                               $    97,540.36   $  1,060,800.19
     CLIENTS                             $   779,760.37   $  8,480,283.00

     SUB-TOTAL                           $   877,300.73   $  9,542,084.00

     MINUS:

     PASIVES

     VENDORS                             $ 2,487,440.52   $ 27,052,159.38

     TOTAL IN DOLLARS AND PESOS:         $-1,610,139.79   $-17,511,075.29


THE FOREIGN CURRENCY VALUE WAS SUBJECT TO THE EXCHANGE RATE OF DECEMBER 31ST, 2006 AT 10.8755.


13. - FISCAL LOSS TO AMORTIZE

ACCORDING TO THE TAX LAW OVER THE EFFECTIVE INCOME, THE FISCAL LOSSES CAN BE AMORTIZED AGAINST THE FISCAL GAINS THAT WILL BE OBTAINED IN THE FOLLOWING 10 YEARS TO THE LOST THAT ONE IS APPLIED.

AS DECEMBER 31ST, 2006 THERE ARE NO FISCAL LOSSES TO AMORTIZE.

14. - TAX REGIMENT OVER INCOME AND ASSETS.

THE COMPANY IS SYBJECT TO THE TAX OVER INCOME (ISR) AND ASSETS (IMPAC). THE ISR IS CALCULATED CONSIDERING CERTAIN GRAVABLE OR DEDUCIBLE EFFECTS ON INFLATION LIKE THE CALCULATED DEPRECIATION OVER CONSTANT PRICE VALUES, THAT ALLOWS THE DEDUCTION OF THE ACTUAL COSTS AND ACUMULATE OR DEDUCE THE INFLATION EFFECT OVER CERTAIN MONETARY ASSETSS AND LIABILITIES, THROUGH THE ANNUAL ADJUSTMENT OF INFLATION, WHICH IS SIMILAR TO THE RESULT OF THE MONETARY POSITION.

ON THE OTHER HAND, THE IMPACT IS BASED ON THE 1.8% OVER A NET PERCENTAGE OF THE ACTIVE MAJORITY (UPDATED VALUES) AND CERTAIN LIABILITIES, PAID ONLY WITH THE AMOUNT THAT EXEEDS THE ISR OF THE YEAR; EVERY OTHER LIABILITY THAT TAKES PLACE WILL BE RECOVERABLE AGAINST THE AMOUNT THAT THE ISR EXCEEDS TO THE TAX OF ASSETSS IN THE SUBSEQUENT TEN YEARS.

THE COMPANY HAS PAID IMPACT FOR THE FOLLOWING YEARS, WHICH IN TURN WILL HAVE THE RIGHT TO RECUPERATE AS STATED IN THE IMPACT LAW ARTICLE 9:

YEAR 2003                  $523,846.00
YEAR 2004                  $501,798.00

FOR THE YEAR 2006 THE ISR IS $0.00 AND THE ASSET TAX IS FOR $50,166.00 PESOS.

15. - PTU

THE WORKERES PARTICIPATION IN THE GAINS ARE CALCULATED OVER THE VARIOUS DISPOSITIONS OF THE TAX LAW OVER INCOME, ATICLE 14.

16. -RECONCILIATION OF THE BOOK AND TAX INCME

THE PPRINCIPLE DIFFERENCE BETWEEM BOOK AND TAX INCOME IS THE ANNUAL ADJUSTMENT FOR INFLATION. THE FISCAL DEPRECIATION WAS CALCULATED IN CONSTANT PRICES AND ACUMULATED INVENTORY IN TERMS OF FRACTION IV OF ARTICLE THREE, THE 2006 TRANSITORY DISPOSITIONS OF THE TAX LAW OVER INCOME.

17. - INVENTORIES

THE INVENTORIES ARE RECORDED AT THE COST OF THE ACQUISITION, UNDER THE METHOD OF FIRST IN- FIRST OUT (PEPS)

18. - SALES COST

THE SALES COST IS DETERMINED IN ACCORDANCE TO THE ABSORBING COST SYSTEM OVER THE BASE OF HISTORICAL COSTS. LAST ENTRANCE, FIRST EXIT (UEPS).

19. - RELATED PARTIES

DURING THE YEARS ENDED DECEMBER 31, 2006 AND 2005 THE COMPANY HAD THE FOLLOWING RELATED PARTIES TRANSACTIONS:

CONCEPT                                       2006                  2005

DEBITS

WAGES FOR ADMINISTRATIVE SERVICES       $ 1,690,909.00        $ 1,690,909.00
(INCLUDED IN ADMINISTRATIVE SPENDING)
PAID TO RELATED PARTIES "ASESORIAS Y
SERVICIOS MULTIPLES, S.C"

TECHNICAL ASSISTANCE                    $   916,453.00        $  759,260.00
(INCLUDED IN ADMINISTRATIVE SPENDING)
PAID TO RELATED PARTIES "TAKE & BAKE
DE MEXICO S.A. DE C.V)

TOTAL PAYMENTS                          $ 2,607,362.00        $ 2,450,169.00


20. - ISR ACREDITED AGAINST THE TAX YEAR 2005.

THE COMPANY PAID DIVIDENDS OF $1,692,818.00 IN YEAR 2002, AND PAID $592,514.00 OF ISR IN THE SAME YEAR, HAVING TO CREDIT SUCH TAX IN THE ANNUAL TAX DECLARATION MADE IN THE YEAR 2002, BUT SINCE IT RESULTED IN A FISCAL LOSS, THE RIGHT WAS THEN MOVED TO YEARS 2003, 2004 AND 2005 UNDER ARTICLE 11 FRACTION I OF TAX LAW OVER INCOME ON 2002. SINCE THE 2003 YEAR WAS A FISCAL RESULT OF ZERO AND THE 2004 YEAR WAS A FISCAL LOSS, THE RIGHT WAS THEN MOVED TO THE YEAR 2005. THEREFORE COMERCIAL TARGA S.A. DE C.V. IS MAKING USE OF THIS YEAR, AGAINST THE ISR TAX OF THE 2005 YEAR IN THE AMOUNT OF $592,514.00 PESOS.

AS TO ARTICLE 11, FRACTION II, TAX LAW OVER INCOME, THE ACREDITED TAX IN TERMS OF THE LAST PARAGRAPH, WILL BE DIVIDED UNDER THE APPLICABLE FACTORS OF THE TRANSITORY DISPOSITIONS OF 2002, FRACTION LXXXII, 0.5385, TO DETERMINE THE AMOUNT THAT SHOULD SUBTRACT OF THE NET FICAL UTILITY CALCULATED ACORDING TO
ARTICLE 88 OF THE TAX LAW OVER INCOME.

THE REST OF THE AMOUNT OF THE MENTIONED TAX ABOVE THE $1,100,305.00, WILL REDUCE THE NET FISCAL GAIN FOR THE YEAR 2005, IN TERMS OF THE ARTICLES ALREADY MENTIONED.

(iii)
COMERCIAL TARGA S.A. DE C.V.
BALANCE SHEETS
(UNAUDITED)


                                                    SEPTEMBER 30,  DECEMBER 31,
                                                        2007           2006
                                                    -----------    -----------
ASSETS
Current assets:

Cash and cash equivalents                           $   121,898    $   158,358
Accounts receivable                                   1,041,929      1,075,495
Recoverable taxes                                       350,148        182,052
Other receivables                                         8,395          4,538
Other prepaid                                               171         98,915
Inventories                                           1,416,557        932,887
                                                    -----------    -----------
     TOTAL CURRENT ASSETS                             2,939,099      2,452,244

Property and equipment                                  538,342        534,234
Depreciation                                           (235,313)      (203,425)
                                                    -----------    -----------
Property and equipment (net)                            303,029        330,808

Other assets
Guarantee deposits                                       16,404         16,487
Added value tax to collect                                5,138          5,948
Leasehold improvements                                   25,773         29,700
Amortization of leasehold improvements                   (5,498)        (5,204)
                                                    -----------    -----------
Total other assets                                       41,818         46,931
                                                    -----------    -----------
   TOTAL ASSETS                                     $ 3,283,946    $ 2,829,984
                                                    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses                                    $    19,917    $    22,827
Accounts payable                                      2,948,529      2,491,246
Income tax payable                                           --          9,895
Other taxes payable                                       4,486         12,671
Added value tax payable                                  17,221         16,778
                                                    -----------    -----------
  TOTAL CURRENT LIABILITIES                                          2,553,416

Stockholders' equity:

Paid-in capital                                         563,227        563,227
Legal reserve                                            40,572         40,572
Accumulated other comprehensive loss                     (4,303)           972
Retained earnings (deficit)                            (305,703       (328,203)
                                                    -----------    -----------
   TOTAL STOCKHOLDERS' EQUITY                           293,793        276,568
                                                    -----------    -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 3,283,946    $ 2,829,984
                                                    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
STATEMENTS OF OPERATIONS
(UNAUDITED)

                                               FOR THE NINE
                                               MONTHS ENDED
                                               SEPTEMBER 30,
                                                   2007
                                               -----------

REVENUES FROM SERVICES                         $ 5,529,215
COST OF SERVICES                                 4,383,156
                                               -----------

GROSS PROFIT                                     1,146,059

OPERATING EXPENSES
 General and administrative expenses               936,684
                                               -----------
TOTAL OPERATING EXPENSES                           936,684

NET PROFIT FROM OPERATIONS                         209,375

OTHER INCOME AND (EXPENSE)
 Interest income                                  (186,875)
 Provision for income taxes                             --
                                               -----------
NET PROFIT                                     $    22,500
                                               ===========


   The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                            FOR THE NINE MONTHS
                                                            ENDED SEPTEMBER 30,
                                                                   2007
                                                            -------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                     $     22,500
 Adjustment to reconcile net loss to net cash
  used for operating activities:
  Depreciation                                                       32,182
Changes in operating assets and liabilities:
  Increase in accounts receivable                                   (39,643)
  Decrease in deposits                                             (483,670)
  Increase in taxes                                                      83
  Increase in added value tax                                           810
  Decrease in accounts payable and other liabilities                436,734
                                                               ------------

NET CASH USED FOR OPERATING ACTIVITIES                              (31,004)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of fixed assets                                             (181)
                                                               ------------
NET CASH USED FOR INVESTING ACTIVITIES                                 (181)

EFFECT OF EXCHANGE RATE CHANGES ON CASH                              (5,575)
                                                               ------------
NET DECREASE IN CASH                                                (32,460)
Cash - Beginning                                                    158,358
                                                               ------------

CASH - Ending                                                  $    121,898
                                                               ============


   The accompanying notes are an integral part of these financial statements.

COMERCIAL TARGA S.A. DE C.V.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(UNAUDITED)

NOTE NO. 1 OPERATIONS

THE COMPANY'S BUSINESS IS THE IMPORTATION AND DISTRIBUTION OF CHEESES. THE COMPANY HAS A WAREHOUSE AND FACILITIES IN TIJUNA.


NOTE NO. 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE CONTINUACION IS A SUMMARY OF SIGNIFICANT ACCOUNTING UTILIZED IN THE PREPARATION OF THE FINANCIAL STATEMENTS.

A) PROPERTY AND EQUIPMENT.

THE PROPERTY AND EQUIPMENT ARE RECORDED AT COST. THE MODIFICATIONS AND IMPROVEMENTS OF IMPORTANCE ARE CAPITALIZED WHILE THE REPLACEMENTS, REPAIRS AND MAINTENANCE THAT DO NOT PROLONG THE LIFE OF THE ASSETS ARE EXPENSED.

B) DEPRECIATION

DEPRECIATION IS CALCULATED USING THE STRAIGHT LINE METHOD USING THEE FOLLOWING ANNUAL RATES.

FURNITURE AND FIXTURES                10%
COMPUTERS                             30%
TRUCKS AND AUTOS                      25%

C) COMPENSATIONS AND PAYMENTS TO RETIREES

WORKERS ARE ENTITLED BY LAW TO COMPENSATION WHEN THEY LEAVE THE COMPANY IN ACCORDANCE WITH HOW LONG THEY HAVE BEEN WITH THE COMPANY. THE COMPANY RECORDS THE EXPENSE IN THE PERIOD IN WHICH THEY PAY THE WORKERS.

NOTES NO. 3. RESTRICTIONS ON RETAINED EARNINGS

A) THERE IS NO TAX ON DIVIDENDS PAID OUT OF "FISCAL EARNINGS NET" IF IN COMPLIANCE WITH ARTICLE 88 OF THE TAX LAW.. IN THE EVENT THAT PAYMENT DOES NOT COME FROM THE BALANCE OF THAT ACCOUNT, THE RETAINED TAX OF 29% WILL BE WITHHELD. DIVIDENDS CANNOT EXCEED THE RETAINED EARNINGS.

B) 5% OF NET INCOME EACH YEAR SHOULD BE PUT INTO A LEGAL RESERVE UNTIL THE LEGAL RESERVE EQUALS 20% OF CAPITAL. THIS RESERVE CANNOT BE PAID OUT EXCEPT AS STOCK DIVIDEND.

NOTE NO. 6 CONTINGENT LIABILITIES

ACCORDING TO THE FEDERAL LABOR LAW , THE COMPANY HAS A CONTINGENT LIABILITY FOR PAYMENTS TO INDEMINFY EMPLOYEES AND WORKERS WHO LEAVE UNDER CERTAIN CIRCUMSTANCES AS NOTED IN THE NOTE NO. 2 ABOVE. THE COMPANY DOES NOT RECORD ANY LIABILITY FOR SUCH PAYMENT TO BE MADE.